Exhibit 10.22

EXECUTION VERSION

THIRD AMENDMENT TO CREDIT AGREEMENT

This THIRD AMENDMENT TO CREDIT AGREEMENT (this “Third Amendment”) dated as of January 20, 2017, by and among Playa Resorts Holding B.V., a Dutch private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) with its corporate seat in Amsterdam, the Netherlands (the “Borrower”), Playa Hotels & Resorts B.V., a Dutch private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) with its corporate seat in Amsterdam, the Netherlands (“Holdings”), each other Guarantor party hereto, Deutsche Bank AG New York Branch as administrative agent (in such capacity, including any successor thereto, the “Administrative Agent”) under the Loan Documents and each Lender party hereto. Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided to such terms in the Credit Agreement referred to below.

W I T N E S S E T H :

WHEREAS, the Borrower, Holdings, the Lenders from time to time party thereto and the Administrative Agent, among others, are parties to that certain Credit Agreement, dated as of August 9, 2013 (as amended, restated, supplemented or otherwise modified to, but not including, the date hereof, the “Credit Agreement”);

WHEREAS, the Borrower has informed the Lenders that Holdings intends to merge with Porto Holdco B.V. (“Holdco”), a Dutch private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) (the “Merger”), pursuant to that certain Transaction Agreement (the “Transaction Agreement”) dated as of December 13, 2016, by and among Holdings, Pace Holdings Corp., a Cayman Islands exempted company, Holdco, and New Pace Holdings Corp., a Cayman Islands exempted company;

WHEREAS, the consummation of the Merger may result in a Change of Control under the Credit Agreement;

WHEREAS, a Change of Control would constitute an Event of Default under Section 8.01(j) of the Credit Agreement;

WHEREAS, the Borrower has requested the Required Lenders under the Credit Agreement amend certain provisions of the Credit Agreement in respect of the Merger as set forth herein;

WHEREAS, Section 10.01 of the Credit Agreement provides that an amendment with respect to the Credit Agreement shall not be effective unless such amendment is signed in writing by the Required Lenders and the applicable Loan Parties;

NOW, THEREFORE, in consideration of the promises and the agreements contained herein, the parties hereto agree as follows:

SECTION 1. Part A Amendments to the Credit Agreement. Subject to the terms and conditions set forth herein and the occurrence of the Third Amendment Part A Effective Date, the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in appropriate alphabetical order:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Third Amendment” shall mean the Third Amendment to Credit Agreement, dated as of January 20, 2017, by and among the Borrower, Holdings, the other Guarantors party thereto, the Lenders party thereto and the Administrative Agent.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(b) The definition of “Defaulting Lender” in Section 1.01 of the Credit Agreement is hereby amended by inserting “or a Bail-In Action” immediately following the text “(i) become the subject of a proceeding under any Debtor Relief Law”.

(c) The definition of “Eurocurrency Rate” in Section 1.01 of the Credit Agreement is hereby amended by:

(i) inserting the text “(i)” immediately following the text “provided, that” appearing therein; and (ii) inserting the text “and

(ii) the Eurocurrency Rate with respect to all other Loans shall not be less than 0% per annum” immediately following the text “1.00% per annum” appearing therein.

(d) The definition of “Federal Funds Rate” in Section 1.01 of the Credit Agreement is hereby amended by:

(i) deleting the text “and” appearing immediately after subsection (a) thereof; and

(ii) inserting the text “and (c) if the Federal Funds Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement” immediately following subsection (b) thereof.

(e) Section 7.15(b) of the Credit Agreement is hereby amended by replacing the reference to $150,000,000 in clause (u) thereof with reference to $225,000,000.

(f) Article X of the Credit Agreement is hereby amended by inserting the following new Section 10.25 at the end of said Article:

“Section 10.25. Acknowledgement and Consent to Bail-In of EEA Financial Institutions.

Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an EEA Financial Institution; and (b) the effects of any Bail-in Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.”

The amendments made to the Credit Agreement in subclauses (a) through (f) of this Section 1 shall be referred to herein as the “Part A Amendments”.

SECTION 2. Part B Amendments to the Credit Agreement. Subject to the terms and conditions set forth herein and the occurrence of the Third Amendment Part B Effective Date, the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in appropriate alphabetical order:

“Approved Merger” means the merger of Holdings with and into Porto Holdco B.V., a Dutch private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) (“Holdco”) pursuant to that certain Transaction Agreement dated as of December 13, 2016, by and among Holdings, Pace Holdings Corp., a Cayman Islands exempted company, Holdco, and New Pace Holdings Corp., a Cayman Islands exempted company.

“Third Amendment Part B Effective Date” has the meaning assigned to such term in the Third Amendment.

(b) The definition of “Change of Control” in Section 1.01 of the Credit Agreement is hereby amended by inserting:

(iii) the text “or the Approved Merger” immediately following the text “at any time prior to a Qualified IPO” in subsection (a) thereof;

(iv) the text “or the Approved Merger” immediately following the text “at any time after a Qualified IPO” in subsection (b) thereof; and

(v) the text “(other than in connection with the Approved Merger)” immediately following the text “shall occur in any document pertaining to the Senior Notes” in subsection (c) thereof.

(c) The definition of “Holdings” in Section 1.01 of the Credit Agreement is hereby amended by amending and restating such definition as follows:

“Holdings” has the meaning set forth in the introductory paragraph to this Agreement; provided, that following the consummation of the Approved Merger, “Holdings” means Porto Holdco B.V., a Dutch private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) or such successor thereto.

(d) Section 2.09(c) of the Credit Agreement is hereby amended by amending and restating Section 2.09(c) as follows:

“(c) Prepayment Premium. In connection with any Repricing Event that is consummated in respect of all or any portion of the Term Loans on or prior to the date which is six (6) months after the Third Amendment Part B Effective Date, the Borrower shall pay to each Term Lender a fee equal to 1.0% of the aggregate principal amount of the Term Loans of such Term Lender subject to such Repricing Event.”

The amendments made to the Credit Agreement in subclauses (a) through (d) of this Section 2 shall be referred to herein as the “Part B Amendments”.

SECTION 3. Limited Nature of Amendment. The provisions of this Third Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under any of the Loan Documents. Without limiting the generality of the foregoing, the amendments set forth in Section 1 and Section 2 above shall be limited precisely as set forth above, and nothing herein shall be deemed (i) to constitute a waiver of compliance by the Borrower, any Guarantor or any Restricted Subsidiary with respect to any other provision or condition of any other Loan Document, or (ii) to prejudice any right or remedy that the Administrative Agent, the Mexican Collateral Agent or any Lender may now have or may have in the future under or in connection with any of the Loan Documents.

SECTION 4. Representations and Warranties. In order to induce the Lenders to enter into this Third Amendment, the Borrower hereby represents and warrants that:

(a) after giving effect to each of the Part A Amendments and the Part B Amendments under this Third Amendment, no event has occurred and is continuing, or would result from the execution and delivery of this Third Amendment, that constitutes a Default or Event of Default;

(b) the representations and warranties of each Loan Party set forth in Article V of the Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of each of the Third Amendment Part A Effective Date and the Third Amendment Part B Effective Date, both before and after giving effect to each of the Part A Amendments and the Part B Amendments under this Third Amendment, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true in all material respects as of such earlier date; provided that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates;

(c) it and each other Loan Party has all corporate or other organizational power and authority to execute and deliver this Third Amendment and to carry out the transactions contemplated by, and perform its obligations under the Credit Agreement, as amended by this Third Amendment (the “Amended Agreement”);

(d) it and each other Loan Party has taken all necessary corporate or other organizational action to authorize the execution and delivery of this Third Amendment and the performance of the Amended Agreement;

(e) neither the execution or delivery of this Third Amendment nor the performance by any Loan Party of the Amended Agreement will (i) contravene the terms of any of the Organization Documents of such Loan Party; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien (other than as permitted by Section 7.01 of the Credit Agreement) under, or require any payment to be made under (A) any Contractual Obligation to which such Loan Party is a party or by which it or any of its property or assets is bound or (B) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Loan Party or its property is subject; or (iii) violate any Law; except with respect to any conflict, breach or contravention or payment (but not creation of Lien) referred to in clauses (ii) and (iii), to the extent that such violation, conflict, breach, contravention or payment could not reasonably be expected to have a Material Adverse Effect; and

(f) no material approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution or delivery of this Third Amendment or performance by, or enforcement against, any Loan Party of the Amended Agreement, except for (i) filings necessary to perfect the Liens on the Collateral granted by the Loan Parties in favor of the Secured Parties, (ii) the approvals, consents, exemptions, authorizations, actions, notices and filings that have been duly obtained, taken, given or made and are in full force and effect and (iii) those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make could not reasonably be expected to have a Material Adverse Effect.

SECTION 5. Conditions to Effectiveness of Part A Amendments. This Third Amendment shall become effective as to the Part A Amendments on the date (the “Third Amendment Part A Effective Date”) when each of the following conditions shall have been satisfied:

(a) the Borrower, Holdings, the other Guarantors, the Administrative Agent and the Lenders constituting Required Lenders under the Credit Agreement, shall have signed a counterpart of this Third Amendment (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: Samantha Seeto (e-mail address: samantha.seeto@whitecase.com);

(b) the Administrative Agent shall have received, by no later than January 20, 2017, for the account of each Consenting Lender (as defined below), a consent fee payable for each Lender that has returned an executed signature page to this Third Amendment to the Administrative Agent at or prior to 12:00 pm, New York City time on December 20, 2016 (the “Consent Deadline” and each such Lender, a “Consenting Lender”) equal to 0.10% of the sum of (x) the aggregate principal amount of Term Loans, if any, held by such Consenting Lender as of the Consent Deadline with respect to which a consent to this Third Amendment was delivered and (y) the aggregate amount of the Revolving Credit Commitment, if any, of such Consenting Lender as of the Consent Deadline with respect to which a consent to this Third Amendment was delivered;

(c) the Administrative Agent shall have been paid any other fees and expenses owing to it pursuant to the terms of the Amended Agreement and this Third Amendment or as otherwise separately agreed in writing in connection with this Third Amendment and the related transactions;

SECTION 6. Conditions to Effectiveness of Part B Amendments. This Third Amendment shall become effective as to the Part B Amendments on the date (the “Third Amendment Part B Effective Date”) when each of the following conditions shall have been satisfied:

(a) the Third Amendment Part A Effective Date shall have occurred;

(b) the Administrative Agent shall have been paid any other fees and expenses owing to it pursuant to the terms of the Amended Agreement and this Third Amendment or as otherwise separately agreed in writing in connection with this Third Amendment and the related transactions;

(c) the Administrative Agent shall have received a duly executed and enforceable supplemental indenture to the indenture governing the Borrower’s 8.000% Senior Notes due 2020 (the “Governing Indenture”), dated on or prior to the Third Amendment Part B Effective Date, which supplemental indenture shall amend the requirement to commence a change of control offer under the Governing Indenture in connection with the Merger and the transactions related thereto; and

(d) the Merger shall occur on or prior to March 31, 2017, subject to extension as set forth in the Transaction Agreement (the “Expiration Date”), provided, that the Expiration Date shall be no later than May 30, 2017.

For the avoidance of doubt, if the Third Amendment Part B Effective Date does not occur on or prior to the Expiration Date, the Part B Amendments in Section 2 hereof shall be deemed ineffective.

SECTION 7. Miscellaneous Provisions.

(a) By executing and delivering a counterpart hereof, the Borrower and each Guarantor hereby agrees that all Loans (including, without limitation, all Initial Term Loans) shall continue to be guaranteed and secured pursuant to and in accordance with the terms and provisions of each of the Collateral Documents and the Guaranty in accordance with the terms and provisions thereof.

(b) Holdings and each other Guarantor:

(i) has read this Third Amendment and consents to the terms hereof and hereby acknowledges and agrees that each of the Guaranty and the Collateral Documents to which it is a party or otherwise is bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Third Amendment;

(ii) represents and warrants that all representations and warranties of such Guarantor set forth in Article V of the Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of each of the Third Amendment Part A Effective Date and Third Amendment Part B Effective Date, both before and after giving effect to each of the Part A Amendments and the Part B Amendments under this Third Amendment, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true in all material respects as of such earlier date; provided that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates; and

(iii) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Third Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Third Amendment and (ii) nothing in this Third Amendment shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.

(c) This Third Amendment may be executed in any number of counterparts (including by way of facsimile or other electronic transmission) and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

(d) THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(e) By executing and delivering a copy hereof, the Borrower and each other Loan Party hereby (A) agrees that all Loans shall be guaranteed pursuant to the Guaranty in accordance with the terms and provisions thereof and shall be secured pursuant to the Collateral Documents in accordance with the terms and provisions thereof, and that, notwithstanding the effectiveness of this Third Amendment, after giving effect to this Third Amendment, the Guaranty and the Liens created pursuant to the Collateral Documents for the benefit of the Secured Parties continue to be in full force and effect on a continuous basis and (B) affirms, acknowledges and confirms all of its obligations and liabilities under the Credit Agreement and each other Loan Document to which it is a party, in each case after giving effect to this Third Amendment, all as provided in such Loan Documents, and acknowledges and agrees that such obligations and liabilities continue in full force and effect on a continuous basis in respect of, and to secure, the Obligations under the Credit Agreement and the other Loan Documents, in each case after giving effect to this Third Amendment.

(f) This Third Amendment shall constitute a “Loan Document” for purposes of the Credit Agreement and the other Loan Documents.

(g) From and after the Third Amendment Part A Effective Date, all references in the Credit Agreement and each of the other Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified by the Part A Amendments.

(h) From and after the Third Amendment Part B Effective Date, all references in the Credit Agreement and each of the other Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified by the Part B Amendments.

[Signature Pages to follow]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Third Amendment to be duly executed and delivered by the parties hereto as of the date first above written.

PLAYA RESORTS HOLDING B.V., as Borrower

By:	/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Authorized Person

PLAYA HOTELS & RESORTS B.V., as Holdings

By:	/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Executive Director

PLAYA H&R HOLDINGS B.V., as Guarantor

By:	/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Authorized Person

HOTEL GRAN PORTO REAL B.V., as Guarantor

By:	/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Authorized Person

HOTEL ROYAL CANCUN B.V., as Guarantor

By:	/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Authorized Person

HOTEL GRAN CARIBE REAL B.V., as Guarantor

By:	/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Authorized Person

[Signature Page to Playa Resorts - Third Amendment]

HOTEL ROYAL PLAYA DEL CARMEN B.V., as Guarantor

By:	/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Authorized Person

PLAYA RIVIERA MAYA B.V., as Guarantor

By:	/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Authorized Person

PLAYA CABOS B.V., as Guarantor

By:	/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Authorized Person

PLAYA ROMANA B.V., as Guarantor

By:	/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Authorized Person

PLAYA PUNTA CANA HOLDING B.V., as Guarantor

By:	/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Authorized Person

PLAYA ROMANA MAR B.V., as Guarantor

By:	/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Authorized Person

[Signature Page to Playa Resorts - Third Amendment]

PLAYA CANA B.V., as Guarantor

By:	/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Authorized Person

ROSE HALL JAMAICA RESORT B.V., as Guarantor

By:	/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Authorized Person

PLAYA GRAN, S. DE R.L. DE C.V., as Guarantor

By:	/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Authorized Person

GRAN DESIGN & FACTORY, S. DE R.L. DE C.V., as Guarantor

By:	/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Authorized Person

DESARROLLOS GCR, S. DE R.L. DE C.V., as Guarantor

By:	/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Authorized Person

INMOBILIARIA Y PROYECTOS TRPLAYA, S. DE R.L. DE C.V., as Guarantor

By:	/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Authorized Person

[Signature Page to Playa Resorts - Third Amendment]

PLAYA RMAYA ONE, S. DE R.L. DE C.V., as Guarantor

By:	/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Authorized Person

PLAYA CABOS BAJA, S. DE R.L. DE C.V., as Guarantor

By:	/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Authorized Person

HOTEL CAPRI CARIBE, S. DE R.L. DE C.V., as Guarantor

By:	/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Authorized Person

CAMERON DEL CARIBE, S. DE R.L. DE C.V., as Guarantor

By:	/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Authorized Person

CAMERON DEL PACIFICO, S. DE R.L. DE C.V., as Guarantor

By:	/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Authorized Person

BD REAL RESORTS, S. DE R.L. DE C.V., as Guarantor

By:	/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Authorized Person

[Signature Page to Playa Resorts - Third Amendment]

PLAYA HALL JAMAICAN RESORT LIMITED, as Guarantor

By:	/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Sole Director

HOTEL GRAN CARIBE REAL, S. DE R.L. DE C.V., as Guarantor

By:	/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Authorized Person

PERFECT TOURS N.V., as Guarantor

By:	/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Sole Managing Director

IC SALES LLC, as Guarantor

By:	/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Sole Manager

INVERSIONES VILAZUL S.A.S., as Guarantor

By:	/s/ Bruce D. Wardinski

Name: Title:	Bruce D. Wardinski Sole President-Administrator

PLAYA CAPRI RESORT B.V., as Guarantor

By:	/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Authorized Person

[Signature Page to Playa Resorts - Third Amendment]

PLAYA PUERTO VALLARTA RESORT B.V., as Guarantor

By:	/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Authorized Person

PLAYA PUNTA CANCUN RESORT B.V., as Guarantor

By:	/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Authorized Person

[Signature Page to Playa Resorts - Third Amendment]

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent and as a Lender

By:	/s/ Peter Cucchiara

	Name:	Peter Cucchiara
	Title:	Vice President

By:	/s/ Benjamin Souh

	Name:	Benjamin Souh
	Title:	Vice President

[Signature Page to Playa Resorts - Third Amendment]

Eaton Vance Bank Loan Fund A Series Trust of Multi Manager Global Investment Trust as a Lender
BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof

	Name:	Michael Brotthof
	Title:	Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

Eaton Vance Bank Loan Fund Series II A Series Trust of Multi Manager Global Investment Trust as a Lender By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof

	Name:	Michael Brotthof
	Title:	Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

Eaton Vance CDO VIII, Ltd. as a Lender BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof

	Name:	Michael Brotthof
	Title:	Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

Eaton Vance CDO X PLC as a Lender BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof

	Name:	Michael Brotthof
	Title:	Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

Eaton Vance CLO 2013-1 LTD. as a Lender BY: Eaton Vance Management Portfolio Manager

By:	/s/ Michael Brotthof

	Name:	Michael Brotthof
	Title:	Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

Eaton Vance Floating-Rate Income Plus Fund
as a Lender
BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof

	Name:	Michael Brotthof
	Title:	Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

Eaton Vance Floating-Rate Income Trust
as a Lender
BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof

	Name:	Michael Brotthof
	Title:	Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

Eaton Vance Institutional Senior Loan Fund
as a Lender
BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof

	Name:	Michael Brotthof
	Title:	Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

Eaton Vance Limited Duration Income Fund
as a Lender
BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof

	Name:	Michael Brotthof
	Title:	Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

Eaton Vance Loan Holding Limited
as a Lender
BY: Eaton Vance Management as Investment Manager

By:	/s/ Michael Brotthof

	Name:	Michael Brotthof
	Title:	Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

Eaton Vance Senior Floating-Rate Trust
as a Lender
BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof

	Name:	Michael Brotthof
	Title:	Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

Eaton Vance Senior Income Trust
as a Lender
BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof

	Name:	Michael Brotthof
	Title:	Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

Eaton Vance Short Duration Diversified Income Fund
as a Lender
BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof

	Name:	Michael Brotthof
	Title:	Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

Eaton Vance VT Floating-Rate Income Fund
as a Lender
BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof

	Name:	Michael Brotthof
	Title:	Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

Google Inc.
as a Lender
BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof

	Name:	Michael Brotthof
	Title:	Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

MET Investors Series Trust -Met/Eaton Vance Floating Rate Portfolio
as a Lender
BY: Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael Brotthof

	Name:	Michael Brotthof
	Title:	Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

Pacific Select Fund Floating Rate Loan Portfolio
as a Lender
BY: Eaton Vance Management as Investment Sub- Advisor

By:	/s/ Michael Brotthof

	Name:	Michael Brotthof
	Title:	Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

Senior Debt Portfolio
as a Lender
BY: Boston Management and Research as Investment Advisor

By:	/s/ Michael Brotthof

	Name:	Michael Brotthof
	Title:	Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

Honeywell International Inc Master Retirement Trust
as a Lender

By:	/s/ Kathy News

	Name:	Kathy News
	Title:	Senior Portfolio Manager

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

Vermont Pension Investment Committee
as a Lender

By:	/s/ Kathy News

	Name:	Kathy News
	Title:	Senior Portfolio Manager

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

American Funds Insurance Series High-Income Bond Fund,
as a Lender

By: Capital Research and Management Company as its investment adviser

By:	/s/ Kristine M. Nishiyama

	Name:	Kristine M. Nishiyama
	Title:	Authorized Signer

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

The Income Fund of America,
as a Lender

By: Capital Research and Management Company as its investment adviser

By:	/s/ Kristine M. Nishiyama

	Name:	Kristine M. Nishiyama
	Title:	Authorized Signer

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

American High-Income Trust,
as a Lender

By: Capital Research and Management Company as its investment adviser

By:	/s/ Kristine M. Nishiyama

	Name:	Kristine M. Nishiyama
	Title:	Authorized Signer

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

OZLM Funding, Ltd.,
as a Lender

By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen

Name:	Wayne Cohen
Title:	Chief Operating Officer

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

OZLM Funding II, Ltd.,
as a Lender

By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen

Name:	Wayne Cohen
Title:	Chief Operating Officer

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

OZLM Funding III, Ltd., as a Lender

By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen

Name:	Wayne Cohen
Title:	Chief Operating Officer

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

OZLM Funding IV, Ltd., as a Lender

By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen

Name:	Wayne Cohen
Title:	Chief Operating Officer

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

OZLM Funding V, Ltd., as a Lender

By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen

Name:	Wayne Cohen
Title:	Chief Operating Officer

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

ATRIUM VIII as a Lender
BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery

	Name:	Thomas Flannery
	Title:	Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

Atrium XII as a Lender
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery

	Name:	Thomas Flannery
	Title:	Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

BENTHAM WHOLESALE SYNDICATED LOAN FUND as a Lender
By: Credit Suisse Asset Management, LLC, as agent (sub-advisor) for Challenger Investment Services Limited, the Responsible Entity for Bentham Wholesale Syndicated Loan Fund

By:	/s/ Thomas Flannery

	Name:	Thomas Flannery
	Title:	Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

CALIFORNIA STATE TEACHERS’ RETIREMENT SYSTEM as a Lender
By: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Thomas Flannery

	Name:	Thomas Flannery
	Title:	Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

COPPERHILL LOAN FUND I, LLC as a Lender
BY: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Thomas Flannery

	Name:	Thomas Flannery
	Title:	Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

CREDIT SUISSE FLOATING RATE HIGH INCOME FUND as a Lender
By: Credit Suisse Asset Management, LLC, as investment advisor

By:	/s/ Thomas Flannery

	Name:	Thomas Flannery
	Title:	Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

Credit Suisse Floating Rate Trust as a Lender
By: Credit Suisse Asset Management, LLC, as its investment manager

By:	/s/ Thomas Flannery

	Name:	Thomas Flannery
	Title:	Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

CREDIT SUISSE NOVA (LUX) as a Lender
By: Credit Suisse Asset Management, LLC or Credit Suisse Asset Management Limited, each as Co-Investment Adviser to Credit Suisse Fund Management S.A., management company for Credit Suisse Nova (Lux)

By:	/s/ Thomas Flannery

	Name:	Thomas Flannery
	Title:	Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

CREDIT SUISSE SENIOR LOAN INVESTMENT UNIT TRUST (for Qualified Institutional Investors Only) as a Lender
BY: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Thomas Flannery

	Name:	Thomas Flannery
	Title:	Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

ERIE INDEMNITY COMPANY as a Lender
By: Credit Suisse Asset Management, LLC., as its investment manager

By:	/s/ Thomas Flannery

	Name:	Thomas Flannery
	Title:	Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

ERIE INSURANCE EXCHANGE as a Lender
By: Credit Suisse Asset Management, LLC., as its investment manager for Erie Indemnity Company, as Attorney-in-Fact for Erie Insurance Exchange

By:	/s/ Thomas Flannery

	Name:	Thomas Flannery
	Title:	Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

Google Inc. as a Lender
By: Credit Suisse Asset Management, LLC, as its investment manager

By:	/s/ Thomas Flannery

	Name:	Thomas Flannery
	Title:	Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

Google Ireland Holdings as a Lender
By: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Thomas Flannery

	Name:	Thomas Flannery
	Title:	Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

MADISON PARK FUNDING VIII, LTD. as a Lender
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery

	Name:	Thomas Flannery
	Title:	Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

MADISON PARK FUNDING XIV, LTD. as a Lender
BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery

	Name:	Thomas Flannery
	Title:	Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

Madison Park Funding XIX, Ltd. as a Lender
By: Credit Suisse Asset Management, LLC, as collateral manager

By:	/s/ Thomas Flannery

	Name:	Thomas Flannery
	Title:	Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

Madison Park Funding XVI, Ltd. as a Lender
BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery

	Name:	Thomas Flannery
	Title:	Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

MADISON PARK FUNDING XVII, LTD. as a Lender
BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

Madison Park Funding XX, Ltd. as a Lender
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

PK-SSL Investment Fund Limited Partnership as a Lender
BY: Credit Suisse Asset Management, LLC, as its Investment Manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

THE CITY OF NEW YORK GROUP TRUST as a Lender
BY: Credit Suisse Asset Management, LLC, as its manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

Black Diamond CLO 2012-1 Ltd. as a Lender
BY: Black Diamond CLO 2012-1 Adviser, L.L.C. As its Portfolio Manager

By:	/s/ Stephen H. Deckoff
	Name:	Stephen H. Deckoff
	Title:	Managing Principal

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

Black Diamond CLO 2016-1 Ltd. as a Lender
By: Black Diamond CLO 2016-1 Adviser, L.L.C. As its Collateral Manager

By:	/s/ Stephen H. Deckoff
	Name:	Stephen H. Deckoff
	Title:	Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

BlueMountain CLO 2011-1 Ltd as a Lender
BY: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC, Its Collateral Manager

By:	/s/ Meghan Fornshell
	Name:	Meghan Fornshell
	Title:	Operations Analyst

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

BlueMountain CLO 2012-2 Ltd as a Lender
BY: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC, Its Collateral Manager

By:	/s/ Meghan Fornshell
	Name:	Meghan Fornshell
	Title:	Operations Analyst

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

Bluemountain CLO 2013-1 LTD. as a Lender
BY: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC. ITS COLLATERAL MANAGER

By:	/s/ Meghan Fornshell
	Name:	Meghan Fornshell
	Title:	Operations Analyst

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

Bluemountain CLO 2013-2 LTD. as a Lender
BY: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC. ITS COLLATERAL MANAGER

By:	/s/ Meghan Fornshell
	Name:	Meghan Fornshell
	Title:	Operations Analyst

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

Bluemountain CLO 2013-4 Ltd. as a Lender
BY: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC. ITS COLLATERAL MANAGER

By:	/s/ Meghan Fornshell

	Name:	Meghan Fornshell
	Title:	Operations Analyst

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

BlueMountain CLO 2014-2 Ltd as a Lender

By:	/s/ Meghan Fornshell

	Name:	Meghan Fornshell
	Title:	Operations Analyst

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

BlueMountain CLO 2014-3 Ltd. as a Lender
By: BlueMountain Capital Management, LLC

By:	/s/ Meghan Fornshell
	Name:	Meghan Fornshell
	Title:	Operations Analyst

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

BlueMountain CLO 2014-4 Ltd as a Lender
BY: BlueMountain Capital Management

By:	/s/ Meghan Fornshell
	Name:	Meghan Fornshell
	Title:	Operations Analyst

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

BlueMountain CLO 2015-1 Ltd as a Lender
BlueMountain Capital Management, its Collateral Manager

By:	/s/ Meghan Fornshell
	Name:	Meghan Fornshell
	Title:	Operations Analyst

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

BlueMountain CLO 2015-2, Ltd. as a Lender
By:	BlueMountain Capital Management, LLC

By:	/s/ Meghan Fornshell
	Name:	Meghan Fornshell
	Title:	Operations Analyst

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

BlueMountain CLO 2015-3 Ltd as a Lender

By:	/s/ Meghan Fornshell
	Name:	Meghan Fornshell
	Title:	Operations Analyst

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

BlueMountain CLO 2015-4, Ltd. as a Lender
By:	BlueMountain Capital Management, LLC

By:	/s/ Meghan Fornshell
	Name:	Meghan Fornshell
	Title:	Operations Analyst

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

BlueMountain CLO 2016-1, Ltd. as a Lender
BlueMountain Capital Management, LLC

By:	/s/ Meghan Fornshell
	Name:	Meghan Fornshell
	Title:	Operations Analyst

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

H/2 Asset Funding 2014-1 Ltd., as a Lender

By:	/s/ Charles Essex
	Name:	Charles Essex
	Title:	Authorized Signatory

[By:

Name:
Title: ][1]

[1]	For institutions requiring more than one signatory.

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

Oaktree CLO 2014-1 Ltd.
as a Lender
BY: Oaktree Capital Management, L.P.
Its: Collateral Manager

By:	/s/ Andrew Park
	Name:	Andrew Park
	Title:	Vice President

By:	/s/ Armen Panossian

	Name:	Armen Panossian
	Title:	Managing Director

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

OAKTREE EIF II SERIES B1, LTD.
as a Lender
By: Oaktree Capital Management, L.P.
its: Collateral Manager

By:	/s/ Andrew Park

	Name:	Andrew Park
	Title:	Vice President

By:	/s/ Armen Panossian

	Name:	Armen Panossian
	Title:	Managing Director

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

ACE American Insurance Company
as a Lender
BY: T. Rowe Price Associates, Inc. as investment advisor

By:	/s/ Brian Burns

	Name:	Brian Burns
	Title:	Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

John Hancock Funds II - Spectrum Income Fund
as a Lender
BY: T. Rowe Price Associates, Inc. as investment sub-advisor

By:	/s/ Brian Burns

	Name:	Brian Burns
	Title:	Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

T. Rowe Price Floating Rate Fund, Inc.
as a Lender

By:	/s/ Brian Burns

	Name:	Brian Burns
	Title:	Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

T. Rowe Price Floating Rate Multi-Sector Account Portfolio
as a Lender

By:	/s/ Brian Burns

	Name:	Brian Burns
	Title:	Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

T. Rowe Price Institutional Floating Rate Fund
as a Lender

By:	/s/ Brian Burns

	Name:	Brian Burns
	Title:	Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

City National Rochdale Fixed Income Opportunities Fund
By:	Seix Investment Advisors LLC, as Subadviser

RidgeWorth Funds – Seix Floating Rate High Income Fund
By:	Seix Investment Advisors LLC, as Subadviser

Seix Multi-Sector Absolute Return Fund L.P.
By:	Seix Multi-Sector Absolute Return Fund GP LLC, in its capacity as sole general partner
By:	Seix Investment Advisors LLC, its sole member

as Lenders

By:	/s/ George Goudelias

Name:	George Goudelias
Title:	Managing Director

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

Venture IX CDO, Limited
as a Lender
BY: its investment advisor, MJX Asset Management LLC

By:	/s/ Simon Yuan

	Name:	Simon Yuan
	Title:	Director

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

Venture VIII CDO, Limited
as a Lender
BY: its investment advisor, MJX Asset Management, LLC

By:	/s/ Simon Yuan

	Name:	Simon Yuan
	Title:	Director

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

Venture XVII CLO Limited
as a Lender
BY: its investment advisor, MJX Asset Management, LLC

By:	/s/ Simon Yuan

	Name:	Simon Yuan
	Title:	Director

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

Venture VI CDO Limited
as a Lender
BY: its investment advisor, MJX Asset Management, LLC

By:	/s/ Simon Yuan

	Name:	Simon Yuan
	Title:	Director

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

Venture VII CDO Limited
as a Lender
BY: its investment advisor, MJX Asset Management, LLC

By:	/s/ Simon Yuan

	Name:	Simon Yuan
	Title:	Director

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

Venture X CLO, Limited
as a Lender
BY: its investment advisor, MJX Asset Management, LLC

By:	/s/ Simon Yuan

	Name:	Simon Yuan
	Title:	Director

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

VENTURE XV CLO, Limited
as a Lender
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Simon Yuan

	Name:	Simon Yuan
	Title:	Director

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

Venture XI CLO, Limited
as a Lender
BY: its investment advisor, MJX Asset Management, LLC

By:	/s/ Simon Yuan
	Name:	Simon Yuan
	Title:	Director

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

VENTURE XIV CLO, Limited as a Lender
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Simon Yuan
	Name:	Simon Yuan
	Title:	Director

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

VENTURE XX CLO, Limited
as a Lender
By:	its investment advisor
MJX Asset Management LLC

By:	/s/ Simon Yuan

	Name:	Simon Yuan
	Title:	Director

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

Bank of America, N.A.,

as a Lender

By:	/s/ Kurt L. Mathison

	Name:	Kurt L. Mathison
	Title:	Senior Vice President

[By:

Name:
Title: ][1]

[1]	For institutions requiring more than one signatory.

[Signature Page to Playa Resorts - Third Amendment]

City of New York Group Trust
as a Lender
BY:	The Comptroller of the City of New York
By:	Guggenheim Partners Investment Management,
LLC as Manager

By:	/s/ Kaitlin Trinh

	Name:	Kaitlin Trinh
	Title:	Authorized Person

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

NZCG Funding 2 Limited
as a Lender
By:	Guggenheim Partners Investment Management,
LLC as Collateral Manager

By:	/s/ Kaitlin Trinh

	Name:	Kaitlin Trinh
	Title:	Authorized Person

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

Ballyrock CLO 2013-1 Limited

By: Ballyrock Investment Advisors LLC, as Collateral Manager,
as a Lender

By:	/s/ Lisa Rymut

	Name:	Lisa Rymut
	Title:	Assistant Treasurer

[By:

Name:
Title: ][1]

[1]	For institutions requiring more than one signatory.

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

Fidelity Salem Street Trust: Fidelity Strategic Real Return Fund,
as a Lender

By:	/s/ Colm Hogan

	Name:	Colm Hogan
	Title:	Authorized Signatory

[By:

Name:
Title: ][1]

[1]	For institutions requiring more than one signatory.

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

Fidelity Securities Fund: Fidelity Series Real Estate Income Fund, as a Lender

By:	/s/ Colm Hogan

	Name:	Colm Hogan
	Title:	Authorized Signatory

[By:

Name:
Title: ][1]

[1]	For institutions requiring more than one signatory.

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

Fidelity Summer Street Trust: Fidelity Series Floating Rate High Income Fund, as a Lender

By:	/s/ Colm Hogan

	Name:	Colm Hogan
	Title:	Authorized Signatory

[By:

Name:
Title: ][1]

[1]	For institutions requiring more than one signatory.

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

Fidelity Advisor Series I: Fidelity Real Estate High Income Fund, as a Lender

By:	/s/ Colm Hogan

	Name:	Colm Hogan
	Title:	Authorized Signatory

[By:
Name:
Title: ][1]

[1]	For institutions requiring more than one signatory.

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

Fidelity Income Fund: Fidelity Total Bond Fund, as a Lender

By:	/s/ Colm Hogan

	Name:	Colm Hogan
	Title:	Authorized Signatory

[By:
Name:
Title: ][1]

[1]	For institutions requiring more than one signatory.

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

Fidelity Central Investment Portfolios LLC: Fidelity Floating Rate Central Fund, as a Lender

By:	/s/ Colm Hogan

	Name:	Colm Hogan
	Title:	Authorized Signatory

[By:
Name:
Title: ][1]

[1]	For institutions requiring more than one signatory.

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

Fidelity Securities Fund: Fidelity Real Estate Income Fund, as a Lender

By:	/s/ Colm Hogan

	Name:	Colm Hogan
	Title:	Authorized Signatory

[By:
Name:
Title: ][1]

[1]	For institutions requiring more than one signatory.

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

Fidelity Advisor Series I: Fidelity Advisor Floating Rate High Income Fund, as a Lender

By:	/s/ Colm Hogan

	Name:	Colm Hogan
	Title:	Authorized Signatory

[By:
Name:
Title: ][1]

[1]	For institutions requiring more than one signatory.

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

J.P. Morgan Whitefriars Inc. as a Lender

By:	/s/ Virginia R. Conway

	Name:	Virginia R. Conway
	Title:	Attorney - in - Fact

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

Cavalry CLO V, Ltd.
as a Lender
By:	Bain Capital Credit, LP, as Collateral Manager

By:	/s/ Andrew Viens

	Name:	Andrew Viens
	Title:	Executive Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

Octagon Investment Partners XII, Ltd.
as a Lender
BY:	Octagon Credit Investors, LLC
as Collateral Manager

By:	/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Director of Portfolio Administration

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

Octagon Investment Partners 26, Ltd.
as a Lender
By:	Octagon Credit Investors, LLC as Portfolio
Manager

By:	/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Director of Portfolio Administration

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

Octagon Investment Partners 27, Ltd.
as a Lender
By:	Octagon Credit Investors, LLC as Collateral
Manager

By:	/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Director of Portfolio Administration

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

Octagon Investment Partners XIV, Ltd.
as a Lender
BY: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem

	Name:	Kimberly Wong Lem
	Title:	Director of Portfolio Administration

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

Octagon Investment Partners XVIII, Ltd.
as a Lender
By:	Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem

	Name:	Kimberly Wong Lem
	Title:	Director of Portfolio Administration

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

Octagon Investment Partners XXII, Ltd
as a Lender
By:	Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem

	Name:	Kimberly Wong Lem
	Title:	Director of Portfolio Administration

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

Octagon Paul Credit Fund Series I, Ltd.
as a Lender
BY: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Kimberly Wong Lem

	Name:	Kimberly Wong Lem
	Title:	Director of Portfolio Administration

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

BSG Fund Management B.V. on behalf of the Stichting Blue Sky Active Fixed Income US Leveraged Loan Fund as a Lender
By THL Credit Senior Loan
Strategies LLC, as Manager

By:	/s/ James R. Fellows

	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

ILLINOIS STATE BOARD OF INVESTMENT
as a Lender
BY: THL Credit Senior Loan Strategies LLC, as Investment Manager

By:	/s/ James R. Fellows

	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

Russell Institutional Funds, LLC - Russell Multi- Asset Core Plus Fund as a Lender
BY: THL Credit Advisors LLC, as Investment Manager

By:	/s/ James R. Fellows

	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

Russell Investment Company Russell Global Opportunistic Credit Fund as a Lender
BY: THL Credit Advisors LLC, as Investment Manager

By:	/s/ James R. Fellows

	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

Russell Investment Company Russell Multi-Strategy Income Fund as a Lender THL Credit Advisors LLC, as Investment Manager

By:	/s/ James R. Fellows

	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

Russell Investment Company Russell Short Duration Bond Fund as a Lender
BY: THL Credit Advisors LLC, as Investment Manager

By:	/s/ James R. Fellows

	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

Russell Investment Company Unconstrained Total Return Fund
as a Lender by THL Credit Advisors LLC, as Investment Manager

By:	/s/ James R. Fellows

	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

Russell Investments Ireland Limited on behalf of the Russell Floating Rate Fund, a subfund of Russell Qualifying Investor Alternative Investment Funds plc
as a Lender
BY: THL Credit Advisors LLC, as Investment Manager

By:	/s/ James R. Fellows

	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

Smithfield Foods Master Trust as a Lender by THL Credit Advisors LLC, as Investment Manager

By:	/s/ James R. Fellows

	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

THL Credit Bank Loan Select Master Fund, a Class of The THL Credit Bank Loan Select Series Trust I as a Lender
BY: THL Credit Senior Loan Strategies LLC, as Investment Manager

By:	/s/ James R. Fellows

	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

THL Credit Wind River 2012-1 CLO Ltd.
as a Lender
BY: THL Credit Senior Loan Strategies LLC, as Investment Manager

By:	/s/ James R. Fellows

	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

THL CREDIT WIND RIVER 2013-1 CLO LTD.
as a Lender
BY: THL Credit Senior Loan Strategies LLC, as Investment Manager

By:	/s/ James R. Fellows

	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

THL Credit Wind River 2013-2 CLO Ltd.
as a Lender
By THL Credit Advisors LLC, as Investment Manager

By:	/s/ James R. Fellows

	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]

THL Credit Wind River 2014-1 CLO Ltd.
as a Lender
By THL Credit Advisors LLC, as Investment Manager

By:	/s/ James R. Fellows

	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

By:
Name:
Title:

[SIGNATURE PAGE TO PLAYA RESORTS – THIRD AMENDMENT]